Report of Independent
Registered Public Accounting
Firm

To the Shareholders and
Board of Trustees of
Federated Insurance Series

In planning and performing our
audits of the financial statements of
Federated Capital Appreciation
Fund II, Federated Managed
Volatility Fund II (formerly,
Federated Capital Income Fund II),
Federated Fund for U.S.
Government Securities II,
Federated High Income Bond Fund
II, Federated Kaufmann Fund II,
Federated Prime Money Fund II,
and Federated Quality Bond Fund
II (collectively, the ?Funds?), each
a portfolio of Federated Insurance
Series, as of and for the year ended
December 31, 2011, in accordance
with the standards of the Public
Company Accounting Oversight
Board (United States), we
considered the Funds? internal
control over financial reporting,
including controls over
safeguarding securities, as a basis
for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Funds? internal
control over financial reporting.
Accordingly, we express no such
opinion.

Management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A company?s
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of financial
reporting and the preparation of
financial statements for external
purposes in accordance with
generally accepted accounting
principles. A company?s internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles, and
that receipts and expenditures of
the company are being made in
accordance with authorizations of
management and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
the unauthorized acquisition, use,
or disposition of the company?s
assets that could have a material
affect on the financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists when
the design or operation of a control
does not allow management or
employees, in the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely basis. A
material weakness is a deficiency,
or a combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the Funds?
annual or interim financial
statements will not be prevented or
detected on a timely basis.

Our consideration of the Funds?
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all deficiencies
in internal control that might be
material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Funds? internal control over
financial reporting and its
operation, including controls over
safeguarding securities that we
consider to be a material weakness
as defined above as of December
31, 2011.

This report is intended solely for
the information and use of
management and the Board of
Trustees of Federated Insurance
Series and the Securities and
Exchange Commission and is not
intended to be and should not be
used by anyone other than those
specified parties.

s/KPMG

Boston, Massachusetts
February 13, 2012